SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.)

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

EVCI Career Colleges Holding Corp

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

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	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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[EVCI Career Colleges Holding Corp. Letterhead]

NOTTICE OF CHANGE OF DATE AND LOCATION OF ANNUAL STOCKHOLDERS MEETING

AND IMPORTANT REMINDER TO VOTE YOUR PROXY

May 31, 2005

Dear EVCI Career Colleges Stockholder:

We have changed the date, time and location of our annual stockholders meeting:

New date: June 15, 2005
New location: 1 Pierpointe Street (lobby floor), Yonkers, NY 10701
New time: 10:30 a.m. local time

*YOUR VOTE IS IMPORTANT*

At the Annual Meeting, you will be asked to vote on proposals to:

•  elect director nominees to our Board of Directors.
•  approve amendments to our 2004 Incentive Stock Plan.
•  ratify the selection of our independent auditors.

Institutional Shareholder Services, the nation’s leading proxy voting advisory service firm, has recommended that our stockholders vote FOR the proposals.

*IF YOU HAVE NOT ALREADY VOTED, PLEASE VOTE YOUR SHARES TODAY*

No matter how few or how many shares you may own, management wants you to exercise your rights as a stockholder. If you have already voted, it is not necessary for you to vote again.

Your Board of Directors has unanimously determined that these proposals are in the best interests of EVCI Career Colleges stockholders and recommends that you vote FOR these proposals.

If you have not voted, please vote by telephone or internet today by following the instructions on the enclosed proxy card! Remember - every share and every vote counts! You may also sign, date and mail your proxy card in the envelope provided. If you have any questions, please call MacKenzie Partners, Inc. at (212) 929-5500 or toll-free at (800) 322-2885.

Sincerely,

/s/ Dr. John J. McGrath
Dr. John J. McGrath
Chief Executive Officer & President

Press Release	Source: EVCI Career Colleges Holding Corp.

EVCI Career Colleges Announces Change of Date, Time and Location of Annual Meeting

YONKERS, NY--(MARKET WIRE)--May 31, 2005 -- EVCI Career Colleges Holding Corp. (NasdaqSC:EVCI - News) announced today that it has changed the date, time and location for its annual stockholders meeting:

New date: June 15, 2005

New location: 1 Pierpointe Street (lobby floor), Yonkers, NY 10701

New time: 10:30 a.m. local time

Dr. John McGrath commented: “Stockholders who have not yet voted are urged to do so. In deciding how to vote, please note that Institutional Shareholder Services, the nation’s leading proxy voting advisory service firm, has recommended that our stockholders vote FOR all of management’s proposals to be voted on at the annual meeting.”

Contact:

EVCI Career Colleges Holding Corp.
Dr. John J. McGrath
Chief Executive Officer & President
914-623-0700

VOTE BY INTERNET OR TELEPHONE
QUICK ★★★ EASY ★★★ IMMEDIATE

EVCI CAREER COLLEGES HOLDING CORP.

2005 Annual Meeting of Stockholders

Voting by Internet or telephone is quick, easy and immediate. As a stockholder of EVCI Career Colleges Holding Corp., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 8:00 p.m., Eastern Time, on June 14, 2005.

To Vote Your Proxy by Internet
www.continentalstock.com
Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

To Vote Your Proxy by Phone
1 (866) 894-0537
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

PLEASE DO NOT RETURN THE CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE.

To Vote Your Proxy by Mail
Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

Please mark your votes like this X

1. ELECTION OF CLASS 3 DIRECTORS:

(To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below)

01 Richard Goldenberg

02 Elie Housman

	FOR (All Nominees)	WITHHOLD AUTHORITY (All Nominees)
1. Election of Class 3 Directors	☐	☐

	FOR	AGAINST	ABSTAIN
2. PROPOSAL TO APPROVE AMENDMENTS TO THE 2004 INCENTIVE STOCK PLAN.	☐	☐	☐
3. PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT AUDITORS.	☐	☐	☐

4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature ______________________ Signature ______________________ Date: ______________

NOTE: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

EVCI CAREER COLLEGES HOLDING CORP.
2005 ANNUAL MEETING OF STOCKHOLDERS

(Wednesday, June 15, 2005, at 10:30 a.m.)

DIRECTIONS TO 1 PIERPOINTE STREET
(Place of Meeting)

BY CAR:

Coming from Saw Mill River Parkway North
Take the **YONKERS AVE WEST** exit - **(exit 5)**
Travel approximately 1.3 miles (8 traffic lights) on **YONKERS AVE**
Turn **RIGHT on RIVERDALE AVE** (the 8th traffic light)
Turn **LEFT** at the 2nd traffic light onto **MAIN STREET**
See, "ONCE ON MAIN STREET" below

Coming from Henry Hudson Parkway North
Take **EXIT 22 - 253RD ST/RIVERDALE AVENUE** exit
Turn **RIGHT** over parkway onto **RIVERDALE AVE**
Continue on **RIVERDALE AVE** for approximately 2.6 miles
Turn **LEFT** onto **MAIN STREET**
See, "ONCE ON MAIN STREET" below

Coming from Cross Country Parkway West
Take **EXIT 2 - SAW MILL PARKWAY/ALBANY NORTH** exit
Take **FIRST** exit **EXIT 5**
Turn **RIGHT** at the traffic light onto **YONKERS AVE**
Continue on **YONKERS AVE** for approximately 1.3 miles (8 traffic lights)
Turn **RIGHT on RIVERDALE AVE** (the 8th traffic light)
Turn **LEFT** at the 2nd traffic light onto **MAIN STREET**

ONCE ON MAIN STREET continue on **MAINSTREET** through the traffic light and under the train overpass towards the Hudson river. **1 PIERPOINTE STREET** is the building on the **LEFT** after the overpass.

BY TRAIN FROM GRAND CENTRAL STATION:

MetroNorth Hudson Line to Yonkers Station
Walk one block south **ON BUENA VISTA AVE** and turn **RIGHT** onto **MAIN STREET.** Proceed under the train overpass towards the Hudson River. **1 PIERPOINTE STREET** is the building on the **LEFT** after the overpass.

▼ **FOLD AND DETACH HERE AND READ THE REVERSE SIDE** ▼

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

EVCI CAREER COLLEGES HOLDING CORP.

The undersigned appoints Dr. John J. McGrath and Dr. Arol I. Buntzman, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse side hereof, all of the shares of common stock of EVCI Career Colleges Holding Corp. held of record by the undersigned, at the close of business on April 25, 2005, at the Annual Meeting of Stockholders of EVCI to be held on June 15, 2005 or at any adjournment thereof.

The Board unanimously recommends that stockholders vote FOR each director nominee and proposals 2 and 3.

(Continued, and to be marked, dated and signed, on the other side)